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                                                                   EXHIBIT 10.77

                  SECOND AMENDMENT TO BUSINESS LOAN AGREEMENT


THIS AMENDMENT TO BUSINESS LOAN AGREEMENT, made and entered into as of the 25th day of March, 2000, by and between U.S. BANK NATIONAL ASSOCIATION, (hereinafter referred to as "Lender"), and California Beach Restaurants, Inc., a(n) California Corporation with its chief executive office at 17383 Sunset Boulevard, #140, Pacific Palisades, CA 90272 (hereinafter referred to as "Borrower").

                                    RECITALS

The parties entered into a business loan agreement dated as of July 7, 1999 (hereinafter referred to as the "Agreement"), and the parties now desire to amend the Agreement as hereinafter provided. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

NOW, THEREFORE, the parties mutually agree as follows:

     1.   The Agreement is hereby amended as follows:

          a) The DEBT SERVICE COVERAGE RATIO is hereby amended to 0.70 to 1.00 at April 30, 2000, increasing to 1.25 to 1.00 for the first quarter ending July 31, 2000, and thereafter.

          b) $250,000.00 in additional indebtedness is allowed for a maximum of one hundred twenty (120) days, starting from the date of the initial advance.

     2. Except as herein amended, each and all of the terms and provisions of the Agreement shall be and remain in full force and effect during the term thereof

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement, in duplicate, as of the date first hereinabove written.

Borrower hereby acknowledges receipt of a copy of this Amendment

California Beach Restaurants, Inc.

By: /s/ [illegible]             Title: CFO
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   Authorized Officer


U.S. BANK NATIONAL ASSOCIATION

By: /s/ [SIGNATURE ILLEGIBLE]
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Title: Vice-President
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